RETIREMENT AGREEMENT

         This RETIREMENT AGREEMENT ("Agreement") is effective as of this 1st day of August, 2005 ("Effective Date") by and among Sun Bancorp, Inc. (the "Company") with its principal place of business headquartered in Vineland, New Jersey, Sun National Bank ("Bank"), a national banking organization having its principal place of business located in Vineland, New Jersey and John P. Neary ("Employee") (all collectively, the "Parties" and each a "Party").

         WHEREAS, Employee has previously served the Company and the Bank as an Executive Vice President and officer of each entity; and

         WHEREAS, the Company and the Bank recognize the specialized knowledge and expertise of the Employee related to the business affairs of the Company and the Bank; and

         WHEREAS, Employee and the Company desire to enter into an agreement setting forth the terms and conditions governing the resignation of the Employee as an officer of the Company and the Bank and the subsequent retirement of such Employee, as hereinafter contained;

         NOW, THEREFORE, in consideration of the covenants and terms contained in this Agreement, as set forth herein, and of the mutual benefits accruing to the Company, the Bank and to Employee, as set forth hereinafter, relating to the resignation and retirement of the Employee from the business affairs of the Company and the Bank, the Company, the Bank and the Employee, each intending to be legally bound, hereby agree as follows:

1.   Resignation and Retirement.
     ---------------------------

         This Agreement shall constitute written notice from the Employee and acceptance by the Company and the Bank , (collectively, the "Companies"), that effective as of August 1, 2005, the Employee hereby irrevocably resigns as an Executive Vice President and an officer of the Company and the Bank. In addition, this Agreement shall constitute the irrevocable written notice of resignation and retirement by the Employee delivered as of August 1, 2005 ("Notice Date"), and acceptance by the Companies on August 1, 2005, that as of April 30, 2007 ("Employment Termination Date"), the Employee hereby retires and terminates his status as an employee of the Companies.

2.   Compensation
     ------------

         a. The Company and the Bank agree, collectively, to pay Employee for his commitments and agreements as contained herein, including Sections 3 and 5(a) herein, in lieu of any other salary or compensation for services to be rendered from the Notice Date through the Employment Termination Date, the aggregate compensation of $431,446.22 payable in the form of bi-weekly payments (less applicable tax withholding and other authorized deductions) to be processed in accordance with the normal payroll cycles of the Companies. The Employee and the

Companies acknowledge that compliance by the Employee with the conditions set forth at Sections 3 and 5(a), herein, are essential components of this Agreement, and that such compliance is necessary for the Company and the Bank to obtain the full value of its consideration paid under this Agreement. Notwithstanding anything herein to the contrary, any termination of employment initiated by the Employee prior to the Employment Termination Date shall not relieve the Employee from his obligations set forth at Sections 3, 4 and 5(a), herein. The parties agree that Employee shall not be entitled to participate in or receive benefits under any Company or Bank programs maintained for its employees, except as specifically agreed to by the parties and detailed herein. Notwithstanding the foregoing, the Companies will not be obligated to make any of the payments specified at Section 2, herein, prior to the completion of the Revocation Period, as defined hereinafter.

         b. All unexercised options to acquire Common Stock of the Company held by the Employee shall remain effective in accordance with the terms of the applicable Stock Option Agreement Forms entered into by the Employee and the Company. (i) Notwithstanding the forgoing, any Non-Incentive Stock Options previously awarded as of January 23, 2002, which shall remain unexercised as of the business day immediately preceding the Employment Termination Date ("Unexercised Date"), shall thereafter continue to be exercisable for the remainder of the exercise period ending as of January 23, 2012, without regard to such earlier termination of employment; and (ii) Notwithstanding the forgoing, any Incentive Stock Options previously awarded as of January 23, 2002, which shall remain unexercised as of the Unexercised Date, shall thereafter be deemed to constitute a Non-Incentive Stock Option (a stock option not constituting an option in conformity with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code") and shall thereafter continue to be exercisable for the remainder of the exercise period ending as of January 23, 2012, without regard to such earlier termination of employment or such prior designation as an Incentive Stock Option.

         c. In addition to the compensation referenced at Section 2(a) of this Agreement, Employee shall be paid for any accrued but unused paid time off for the 2005 calendar year, less applicable tax withholding. Such payment shall be made to the Employee not later than the Employment Termination Date. The Employee shall not accrue additional paid time off for periods after the Notice Date.

         d. Prior to the Employment Termination Date, the Employee shall continue to be eligible to participate in the Companies' 401K plan, vision care plan, dental plan, group life insurance plan, and Employee Stock Purchase Plan on the same basis as shall continue to be generally available to other employees of the Companies. In addition, as soon as administratively feasible after the Notice Date, the Companies shall transfer the title and ownership of the Companies' 2000 Bonneville automobile currently utilized by the Employee to the Employee.

         e. The  compensation  and  benefits  payable  in  accordance  with this
Section 2 of this Agreement will be payable to the estate of Employee in the event Employee dies prior to the

Employment Termination Date; provided, that, there is no prior breach of this Agreement by Employee prior to his death.

3.   Confidential Information, Non-Disclosure and Conduct
     ----------------------------------------------------

     (a) For purposes of this Agreement, "Confidential Information" includes without limitation, the following (whether or not reduced to writing and whether or not patentable or protected by copyright): (i) any and all trade secrets concerning the business and affairs of the Companies, (ii) any and all graphs, drawings, samples, inventions, models, documentation, techniques, flowcharts, product copier, development or marketing timetables, strategies and development plans, customer lists, customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), information related to customers, supplies or personnel, all historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and background of key personnel and personnel training and techniques and materials, and any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for the Companies or the Employee containing or based, in part or in whole, on any information included in the foregoing. The Parties agree that the failure of any Confidential Information to be marked or otherwise labeled, as confidential or proprietary information, does not affect its status as Confidential Information belonging to the Companies.

     (b) Notwithstanding the foregoing, Confidential Information does not include: (i) any information which is known to the public through no fault of the Employee, (ii) any information required to be disclosed by Employee pursuant to a subpoena or court order or other governmental agency of competent jurisdiction; provided, that, (1) Employee provides the Companies with prior written notice of such intended disclosure in order that the Companies may attempt to obtain a protective order or the assurance of confidential treatment, and (2) Employee cooperates with the Companies in attempting to obtain such order or assurance.

     (c) Employee hereby agrees that all Confidential Information and all other business, technical and financial information, including without limitation, the identity of and information relating to customers and employees of the Companies which the Employee has developed, learned or obtained during his term of employment with the Companies that (i) relate to the Companies or its businesses, or (ii) demonstrably anticipated business of the Companies, or (iii) that were received by or for the Companies in confidence, constitute the Company's Proprietary Information ("Proprietary Information").

     (d) Employee agrees to return to the Companies within five business days of the Notice Date any and all things in Employee's possession or control relating to the Companies, including without limitation all items containing or embodying Confidential or Proprietary Information (including all copies thereof), equipment issued to Employee for his use, all correspondence, reports, contracts, personnel files, financial and budget information, office keys, manuals and any other items relating or concerning the Companies not listed in the foregoing, except that the Employee may keep personal copies of (i) Employee's compensation records, and (ii) this Agreement.

     (e) Employee acknowledges and agrees that all right, title and interest in and to any Proprietary Information is the exclusive property of the Companies. Without limiting the foregoing, Employee hereby assigns to the Companies any and all right, title and interest, which Employee may have in any and all Proprietary Information made, developed or conceived in whole or in part by Employee. Employee further agrees to execute and deliver any and all instruments, and to take any other action reasonably requested by the Companies in order to vest more fully in the Companies all ownership rights in such Proprietary Information.

     (f) Employee agrees that Employee will not (a) make any public statements regarding the Companies without the prior written consent of the Companies, (b) defame the Companies or its employees, officers, directors or agents, (c) make any disparaging statements to the media, to any employee of the Companies, or to any other person or entity concerning the Companies or its employees, officers, directors or agents, or relating to Employee's past, present or future employment or retirement from employment with the Companies, or (d) do any deliberate act designed primarily to injure the business or reputation of the Companies or its employees, officers, directors or agents. The Companies agree to not knowingly or intentionally make any statements that disparage Employee.

     (g)  During  the  period  from  the  Notice  Date  through  the  Employment
Termination Date, the Employee shall remain available upon request by the President of the Company or the Bank to furnish information and advice that may be reasonably requested of him from time to time with regard to the operations and activities of the Company and the Bank which occurred prior to the Notice Date and related matters and records.

     (h) During such period from the Notice Date through the Employment Termination Date, the Companies shall not be obligated to furnish the Employee with office facilities or use of office equipment of the Company or the Bank, nor shall the Employee be authorized to utilize any Company or Bank charge accounts, credit cards or other credit facilities which would obligate the Companies to make payment to any party, except upon specific invitation or authorization by the President of the Company or the Bank.

4.   Injunctive Relief
     -----------------

         Employee acknowledges and agrees that as a result of Employee's prior employment position with the Companies, Employee's training and experience with the Companies, and Employee's prior access to the Companies' Confidential Information and Proprietary Information, that (a) irreparable injury will result to the Companies in the event of a breach or threatened breach by Employee of any of the provisions of Sections 3(d), (e), (f) and (g) of this Agreement (the "Designated Provisions"), and (b) monetary damage would be inadequate to compensate the Companies for any breach of the Designated Provisions of this Agreement by Employee. Therefore, Employee agrees that in the event of a breach, or threatened breach, of any of the Designated Provisions by Employee, that the Companies, in addition to any other legal or equitable remedy the Companies may have under applicable law, is entitled to the entry of a temporary restraining order, a preliminary and a permanent injunction (including, without limitation, specific performance by a court of competent jurisdiction located in Cumberland County, New Jersey, or elsewhere), to restrain any such breach or threatened breach by Employee, and Employee hereby knowingly and willingly submits to the jurisdiction of such court in any such action.

5.   General Release and Waiver
     --------------------------

         (a) In consideration for the Companies' promises to Employee of the compensation and benefits specified in Section 2 of this Agreement, and the Companies' other promises and agreements set forth in this Agreement, Employee, for himself and for his relations, heirs, legal representatives and assigns, hereby irrevocably, unconditionally, knowingly and voluntarily waives and releases, acquits and forever discharges the Companies and their respective present and past owners, parents, subsidiaries, affiliates, related entities, officers, directors, agents and employees, predecessors, successors and assigns from any and all claims, demands, actions or causes of action, and suits of any kind whatsoever (whether under state or federal statute, local regulations or at common law, and whether known or unknown), or which thereafter arise from any matter, fact, circumstance, event, happening or thing whatsoever occurring or failing to occur, which Employee may have or which could be asserted by another on Employee's behalf against the Companies, or relating to Employee's employment at the Companies and/or the cessation thereof through the Employment Termination Date (collectively, the "General Release"). This General Release includes actions claiming violation of Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. 2000e et seq., the Americans with Disabilities Act, the Age Discrimination in Employment Act ("ADEA"), as amended by the Older Workers' Benefit Protection Act, all state and local fair employment and or anti-discrimination laws and regulations, and any other applicable federal, state, or local law, order or regulation. This General Release includes without limitation any claims for wrongful discharge or that the Companies have dealt with Employee unfairly or in bad faith, and actions raising tortious claims, actions raising any claim of express or implied contract of employment, or any other cause of action or claims of violation of common law. This General Release is for any and all relief, without regard to its form or characterization. Employee further acknowledges and agrees that this General Release includes any and all claims for attorneys' fees and for future damages allegedly arising from the alleged continuation of the effects of any past action, omission, or event.

         (b) Employee acknowledges and understands that:

                (i) Employee has been advised by the Companies to consult with an attorney of his choosing prior to signing this Agreement;

                (ii)This Agreement is a legal document and that Employee is entitled to and has been provided by the Companies with a period of at least twenty-one (21) calendar days (the "Consideration Period"), from the date Employee first received this Agreement on August 1, 2005, to consider the terms and conditions of this Agreement (including the General Release) before signing this Agreement.

                (iii) After signing this Agreement, Employee can revoke the General Release by giving written notice (the "Revocation Notice") to Mr. Thomas
A. Bracken,  President and Chief Executive Officer of the Companies within seven
(7) calendar days (the "Revocation Period") after Employee signs this Agreement (the "Employee Signing Date"). Employee acknowledges and understands that for such revocation to be effective, the Revocation Notice must be received by Mr. Thomas A. Bracken, President, Sun Bancorp, Inc., no later than 5:00 p.m., Eastern Standard Time on the seventh (7th) calendar day after the Employee Signing Date, set forth below on the signature page of this Agreement.

                (iv)If Employee provides the Revocation Notice to the Companies within the Revocation Period, then this entire Agreement will be automatically null, void and unenforceable by either Party, and the Companies will have no obligation to make any payments to Employee hereunder.

         (c) Employee acknowledges and agrees that he has carefully read this Agreement, has had sufficient opportunity to review and deliberate the foregoing with or without counsel of Employee's own choosing, has been advised of the opportunity to consult with an attorney, knows and understands the contents of this Agreement and related General Release, and signs the same as Employee's free and independent act. No inducements, representations, or agreements have been made or relied upon to make this Agreement except as stated herein.

         (d) Employee further acknowledges and agrees that Employee will not permit an action to be filed on Employee's behalf seeking monetary relief against the Companies, and will not permit Employee to be a member of any class or group seeking monetary relief against the Companies in any matter relating to Employee's employment with the Companies or any cessation thereof. Employee states that he has not previously filed or joined in any complaints or charges or lawsuits against the Companies pending before any governmental agency or court of law relating to his employment with the Companies and/or cessation thereof.

         (e) Employee understands and acknowledges that the General Release and waiver of claims contained herein is exchanged for a portion of the compensation described at Section 2, herein, which compensation Employee is not otherwise entitled to receive.

6.   Return of Property.
     -------------------

         All documents, records, data, apparatus, equipment, and other physical property, whether or not pertaining to Confidential Information, which have been furnished to the Employee by the Companies or which were produced by Employee in connection with Employee's employment with the Companies will be and remain the sole property of the Companies. Employee represents and warrants that all such materials and property have been returned or will be returned within five days of the Notice Date to the premises of the Company or the Bank and that Employee has not retained any such material or property or any copies thereof outside of the premises of the Companies. Notwithstanding the foregoing, the Employee may retain the laptop computer that he has been assigned by the Companies; provided, however, the Companies make no representations or warranties regarding the condition or continued operation of such computer.

7.   Cooperation.
     ------------

         At all times before and after the Employment Termination Date, Employee shall reasonably cooperate with the Companies in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Companies which relate to events or occurrences that transpired while Employee was employed by the Companies. Employee's cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Companies at mutually convenient times. During and after Employee's employment with the Companies, Employee also shall reasonably cooperate with the Companies in connection with any investigation or review of any federal, state, or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while Employee was employed by the Companies. The Companies shall, at the request of Employee, reimburse any reasonable out-of-pocket expenses that Employee would be required to incur in connection with Employee's performance of Employee's obligations pursuant to this Section 7.

8.   Notices
     -------

         Any notice required or permitted to be given hereunder shall be in writing and shall be effective three (3) business days after it is properly sent by registered or certified mail, if to the Companies to the President at the administrative offices of the Companies, or if to Employee to the address set forth beneath his signature to this Agreement, or to such other address as either Party may from time to time designate by written notice to the other Party.

9.   Assignment
     ----------

         The rights and obligation of the Companies under this Agreement will inure to the benefit of and are binding upon the Companies and their respective successors and assigns. Except as set forth in Section 2(e) of this Agreement, this Agreement may not be assigned by Employee without the prior written consent of the Companies. No consent is necessary for the Companies to assign this Agreement to a corporation succeeding to substantially all the assets or business of the Company whether by merger, consolidation, acquisition or otherwise. Except as set forth herein, this Agreement is binding upon Employee and Employee's permitted assigns, and the Companies and their successors and assigns.

10.  Severability
     ------------

         Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render nonenforceable any other section contained herein. If any section or provision in a section is found invalid or unenforceable, it is the intent of the Parties that a court of competent jurisdiction shall reform the section or provisions to produce its nearest enforceable economic equivalent.

11.  Arbitration
     -----------

         Except as provided at Section 4 of this Agreement, any controversy or claim arising out of or relating to this Agreement or the breach thereof which the Parties are unable to resolve directly shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, with such arbitration hearing to be held at the offices of the American Arbitration Association (the "AAA") nearest to Vineland, New Jersey, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Either the Employee, the Company or the Bank may file a request for such arbitration with the AAA. The provisions of this Section 11 shall survive any termination or expiration of this Agreement, expect for termination resulting from delivery of a timely Revocation Notice as provided for at Section 5(b) herein.

12.  Governing Law
     -------------

         All matters or things arising out of this Agreement or pursuant thereto, including without limitation questions and interpretations with respect to the construction and performance of this Agreement and the rights and liabilities of the Parties are to be determined in accordance with the laws of the State of New Jersey (excluding conflict of law principles).

13.  Amendments
     ----------

         This Agreement may be amended only upon the execution of a written instrument duly authorized and executed by the Parties.

14.  Waivers
     -------

         The Parties agree that the failure of either Party to insist upon the performance of any of the terms and conditions of this Agreement, or the waiver of any breach of any terms or conditions in this Agreement are not to be construed as waiving such terms or conditions, but that the same will continue and remain in such force and effect as if no such forbearance or waiver occurred.

15.  The Complete Agreement
     ----------------------

         This Agreement, and any attachments or exhibits appended hereto, if any, expresses fully the complete Agreement between the Companies and Employee concerning the subject matter hereof, and supersedes all prior agreements or understandings, written or oral. No attempted modification or waiver of any of the provisions in this Agreement is binding on either Party, unless such modification or waiver made in writing and signed by the Parties.

                           (Signature page to follow)

         PLEASE CAREFULLY READ THIS AGREEMENT AND GENERAL RELEASE IN FULL. IT CONTAINS A COVENANT NOT TO SUE AND A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS ARISING OUT OF YOUR EMPLOYMENT, INCLUDING, BUT NOT LIMITED TO, THE RELEASE OF ALL CLAIMS UNDER TITLE VII OF THE 1964 CIVIL RIGHTS ACT, THE AMERICANS WITH DISABILITIES ACT, THE AGE DISCRIMINATION IN EMPLOYMENT ACT AS AMENDED BY THE OLDER WORKERS' BENEFIT PROTECTION ACT, AND/OR ANY OTHER FEDERAL OR STATE FAIR EMPLOYMENT OR ANTI-DISCRIMINATION STATUTES OR REGULATIONS.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      SUN BANCORP, INC. ("Company")
                                      SUN NATIONAL BANK ("Bank")


                                      By:  /s/Thomas A. Bracken
                                           -------------------------------------
                                           Thomas A. Bracken
                                           President and Chief Executive Officer

         I have read this Agreement, and I am fully aware of the legal effects of the Agreement. I have chosen to execute the Agreement freely, without reliance upon any promises or representations made by the Company or the Bank other than those contained in this Agreement, and I understand that, under the terms of the Agreement, I will receive the compensation as described in the Agreement, less applicable tax withholdings, after the eighth (8th) day following my execution of this Agreement, provided I do not revoke this Agreement within the 7-day Revocation Period described herein.

                                    EMPLOYEE:
                                    ---------


                                    /s/John P. Neary
                                    --------------------------------------------
                                    Signature
                                    Print Name: John P. Neary
                                                --------------------------------

                                    Print Address:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Employee Signing Date: August 8, 2005
                                                           ---------------------